                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      27
                NOTES TO FINANCIAL STATEMENTS      33
               REPORT OF INDEPENDENT AUDITORS      42



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      43
              TRUSTEE AND OFFICER INFORMATION      44

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                         STANDARD & POOR'S 500       RUSSELL 1000(R) VALUE INDEX
                                                                         INDEX IS AN UNMANAGED          IS AN UNMANAGED INDEX
                                                                            INDEX GENERALLY          GENERALLY REPRESENTATIVE OF
                                                                       REPRESENTATIVE OF THE U.S.    THE U.S. MARKET FOR LARGE-
                                              EQUITY INCOME FUND*            STOCK MARKET.*         CAPITALIZATION VALUE STOCKS.*
                                              -------------------      --------------------------   -----------------------------
12/91                                               9434.00                     10000.00                        10000.00
                                                    9375.00                      9747.00                        10112.00
                                                    9591.00                      9933.00                        10534.00
                                                    9950.00                     10246.00                        10753.00
12/92                                              10445.00                     10762.00                        11381.00
                                                   11126.00                     11232.00                        12481.00
                                                   11256.00                     11286.00                        12846.00
                                                   11842.00                     11578.00                        13480.00
12/93                                              12117.00                     11846.00                        13444.00
                                                   11694.00                     11397.00                        12974.00
                                                   11651.00                     11445.00                        13055.00
                                                   12101.00                     12005.00                        13388.00
12/94                                              11876.00                     12003.00                        13176.00
                                                   12878.00                     13172.00                        14429.00
                                                   13927.00                     14429.00                        15721.00
                                                   14843.00                     15576.00                        17095.00
12/95                                              15747.00                     16514.00                        18229.00
                                                   16297.00                     17400.00                        19262.00
                                                   16588.00                     18181.00                        19593.00
                                                   16958.00                     18743.00                        20163.00
12/96                                              18196.00                     20305.00                        22174.00
                                                   18477.00                     20849.00                        22742.00
                                                   20862.00                     24489.00                        26095.00
                                                   22400.00                     26324.00                        28693.00
12/97                                              22587.00                     27079.00                        29979.00
                                                   25029.00                     30857.00                        33473.00
                                                   25522.00                     31875.00                        33623.00
                                                   23504.00                     28705.00                        29728.00
12/98                                              26425.00                     34817.00                        34664.00
                                                   25799.00                     36557.00                        35162.00
                                                   28150.00                     39133.00                        39126.00
                                                   26682.00                     36688.00                        35294.00
12/99                                              29055.00                     42147.00                        37214.00
                                                   30936.00                     43114.00                        37392.00
                                                   31266.00                     41968.00                        35639.00
                                                   34128.00                     41562.00                        38449.00
12/00                                              34922.00                     38310.00                        39833.00
                                                   32912.00                     33768.00                        37501.00
                                                   34538.00                     35744.00                        39331.00
                                                   32412.00                     30498.00                        35022.00
12/01                                              34144.00                     33757.00                        37605.00

This chart compares your fund's performance to that of the Russell 1000(R) Value Index and the S&P 500 Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                       A SHARES   B SHARES    C SHARES
--------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   -2.23%     -3.02%      -2.88%
--------------------------------------------------------------------------
One-year total return(2)                 -7.82%     -7.64%      -3.81%
--------------------------------------------------------------------------
Five-year average annual total
return(2)                                12.08%     12.33%      12.59%
--------------------------------------------------------------------------
Ten-year average annual total
return(2)                                13.07%        N/A         N/A
--------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                11.27%     13.56%(3)   13.24%
--------------------------------------------------------------------------
Commencement date                      08/03/60   05/01/92    07/06/93
--------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to the Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

 [BAR GRAPH]                                     PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2001)



1.   BANK OF AMERICA             2.1%
     Provides financial services to
     customers and businesses
     throughout the United States.

2.   UNITED STATES TREASURY
     NOTE                        1.8%
     5.75% coupon, 8/15/10 maturity.

3.   EXXON MOBIL                 1.8%
     Explores for and
     produces petroleum and petrochemicals
     worldwide.

4.   DUPONT                      1.6%
     Develops and manufactures
     a wide variety of chemicals,
     polymers, and fibers including
     Lycra, Teflon, and Kevlar.

5.   UNITED STATES TREASURY
     NOTE                        1.6%
     6.75% coupon, 5/15/05 maturity.

6.   ALLSTATE                    1.6%
     Provides insurance services primarily
     to consumers in the United States.

7.   SPRINT                      1.6%
     Provides telecommunication products
     and services worldwide.

8.   MINNESOTA MINING AND
     MANUFACTURING (3M)          1.5%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

9.   HARTFORD FINANCIAL
     SERVICES                    1.4%
     Provides financial and insurance
     services to consumers and companies
     worldwide.

10.  JOHNSON & JOHNSON           1.2%
     Manufactures health care products,
     including Band-Aid, Tylenol and
     Motrin brands.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--December 31, 2001)


                                                                           DECEMBER 31, 2001
                                                                           -----------------
Government Obligations                                                           10.2
Banking                                                                           5.9
Health Care                                                                       4.4
Pharmaceuticals                                                                   3.9
Integrated Oil & Gas                                                              3.5


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE EQUITY INCOME AND HIGH GRADE TEAMS. CURRENT MEMBERS(1) OF THE EQUITY INCOME TEAM INCLUDE JAMES A. GILLIGAN, SCOTT A. CARROLL, AND JAMES O. ROEDER. CURRENT MEMBERS OF THE HIGH GRADE TEAM INCLUDE ANGELO MANIOUDAKIS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE REPORTING PERIOD?

A   Throughout most of the 12-month
period, economic uncertainty prevented the stock market from making any substantial or sustainable gains. In an environment of earnings disappointments and declining profit margins, investors were skeptical about the future prospects for most sectors of the market. As a result, the market was highly volatile.

    The terrorist attacks of September 11 seemed to convince investors and economists that recession was inevitable. Although sentiment was initially negative and the market pulled back considerably, the market rebounded following a low on September 21. Investors pinned their hopes on the Federal Reserve Board (the Fed), which continued to aggressively cut interest rates, and the government, which began preparing a fiscal stimulus package. By December, sentiment turned more positive than it had been all year, but the broad stock markets finished the year in negative territory.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund struggled early in the
period, but was able to regain some of its lost ground. In November and December of 2000, our assessment of market conditions led us to position the portfolio somewhat conservatively. When the Fed surprised the market with an interest-rate cut on January 3, 2001, the fund was not able to fully participate in the rally that ensued. However, we adjusted the positioning, and the fund performed in line with our expectations.

    We encountered some turbulence in October as the technology sector rallied sharply and as investors, concerned about credit, rotated out of financials (in which the fund had a significant weighting). However, by November, the situation improved as the technology sector's performance fell off slightly. We also had been selectively reducing the fund's financials holdings since September, which helped to minimize the negative effects of the sector's weakness on the fund. In December, growth stocks generally surged ahead of value stocks, but the value-oriented fund's performance held up during the month.

    Against this backdrop, the fund returned -2.23 percent for the 12 months ended December 31, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Standard & Poor's 500 Index returned -11.88 percent, and the Russell 1000 (R) Value Index, which more closely resembles the composition of the fund, returned -5.59 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000 (R) Value Index is an unmanaged index generally representative of the U.S. market for large-capitalization value stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 5 for additional portfolio performance results.

Q   WHAT STRATEGY DID YOU USE
    TO MANAGE THE FUND DURING THE PERIOD?

A   We refer to our stock-picking
strategy as a "value-with-a-catalyst" approach, which means we seek attractively priced value stocks with a particular catalyst that, in our opinion, is likely to send the stock price higher. Because we place a premium on finding these catalysts, we had difficulty finding an abundance of attractive opportunities given the current market conditions.

    One of the few catalysts that we believed offered potential during the period was the declining interest-rate environment. In this environment, stocks that are sensitive to changes in the economy--also known as cyclical stocks--have historically tended to perform well. We positioned the portfolio toward the cyclical areas of the market such as consumer discretionary, materials, and industrials. This move proved advantageous because cyclicals rallied during the period. We then trimmed some of these holdings in order to lock in the gains and enable us to seek better values elsewhere.

Q   FINANCIAL STOCKS COMPRISED A
    LARGER PORTION OF THE PORTFOLIO THAN ANY OTHER SECTOR. WHAT DID YOU CONSIDER ATTRACTIVE ABOUT THESE STOCKS?

A   Financials were the largest sector
theme in the fund's portfolio. Early in the period, we tilted the portfolio toward banking stocks. At the time, a falling interest-rate environment and a steepening yield curve provided a favorable backdrop for banks.

    In September, however, we began to de-emphasize selected financial stocks, as some of the fund's holdings reached what we considered to be their fair values. However, we continued to seek attractive values among property-and-casualty insurers. After the terrorist attacks of September 11, these insurers declined precipitously as investors contemplated the extent of the companies' liabilities. We considered this sudden drop in insurance companies' stock prices a buying opportunity. We bought both personal and commercial property-and-casualty companies but did not add to banks. In our opinion, some of these insurance companies were better values, had more quantifiable liabilities, and better pricing power than banks. Also, the outlook for banks fell as investors anticipated a potentially weaker economy--a scenario in which the banking industry could be plagued by credit concerns at both the corporate and consumer level.

Q   WHAT SECURITIES CONTRIBUTED TO
    PERFORMANCE DURING THE PERIOD?

A   Industrials were the fund's best-
performing group. Notably, Minnesota Mining & Manufacturing and W.W. Grainger performed well in the downturn, as well as benefited from the market's cyclical recovery.

    The fund's top-performing holding was K-Mart. We sold the position when it reached what we believed to be its fair valuation, which was prior to the company's bankruptcy announcement.

    Although our outlook for banks became less positive toward the end of the period, Bank of America was among the fund's top-performing stocks during the period. Driven by a falling interest-rate environment, Bank of America turned in a solid performance that was better than that of most banks.

    Home-improvement retailer Lowe's also contributed to performance. Lowe's benefited from strong remodeling trends early in 2001.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHAT SECURITIES FELL SHORT
    OF YOUR EXPECTATIONS?

A   Information technology was the
fund's worst-performing area. Palm particularly detracted from the fund's performance as the economy slowed and demand fell precipitously for Palm's hand-held devices.

    Utilities stock Exelon also detracted from the fund's performance. A volatile energy market, lower-than-expected demand for power due to milder weather, and slower economic growth took a toll on these utilities companies. Stocks in this sector declined further when Enron announced its bankruptcy. (The fund did not have exposure to Enron.)

Q   WHAT IS YOUR OUTLOOK?

A   Going forward, we believe that the
market may be disappointed with the scope and the magnitude of a recovery. We believe the consumer has yet to fully digest the downturn, and weaker consumer trends may emerge in the first part of next year. Similarly, some stocks that never fully corrected may feel some pain in the near term. Also, while we believe profit margins in general may be able to rebound, the level to which they rebound could be lower than the levels experienced prior to the economic downturn. Corporate costs may be higher with increased competition, slower growth, decreased pension income, and higher compensation costs (as employees may now be less willing to work for stock options). As these margin levels normalize, some investors are likely to be dissatisfied.

    However, in our opinion, some signs may point to better times ahead. The Fed has been aggressive in its monetary policy and in adding liquidity, which has spurred recovery in previous economic downturns. Also, two other indicators that have occurred--a rise in long-term interest rates and a rally in the stock market--have historically pointed to a stronger economy and a rise in corporate profits.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  65.9%
ADVERTISING  0.6%
Interpublic Group Cos., Inc. ..............................    902,400   $   26,656,896
                                                                         --------------
AEROSPACE & DEFENSE  1.2%
Coltec Capital Trust-Convertible Preferred TIDES...........    200,000        7,225,000
Raytheon Co. ..............................................    671,000       21,787,370
Raytheon Co.-Convertible Preferred.........................    450,000       25,087,500
                                                                         --------------
                                                                             54,099,870
                                                                         --------------
APPLICATION SOFTWARE  0.1%
Compuware Corp. (a)........................................    203,800        2,402,802
                                                                         --------------
AUTO PARTS & EQUIPMENT  1.1%
Dana Corp. ................................................  1,122,220       15,576,414
Johnson Controls, Inc. ....................................     61,000        4,925,750
Magna International, Inc., Class A (Canada)................    440,900       27,983,923
                                                                         --------------
                                                                             48,486,087
                                                                         --------------
AUTOMOBILE MANUFACTURERS  0.9%
Ford Motor Co. ............................................  2,464,300       38,738,796
                                                                         --------------

BANKS  4.9%
Bank of America Corp. .....................................  1,344,500       84,636,275
Comerica, Inc. ............................................     90,000        5,157,000
FleetBoston Financial Corp. ...............................    823,000       30,039,500
SunTrust Banks, Inc. ......................................    595,000       37,306,500
U.S. Bancorp...............................................    740,015       15,488,514
Wachovia Corp. ............................................    587,650       18,428,704
Wells Fargo & Co. .........................................    521,000       22,637,450
                                                                         --------------
                                                                            213,693,943
                                                                         --------------
BROADCASTING & CABLE TV  0.9%
Comcast Corp., Class A (a).................................    714,100       25,707,600
Sinclair Broadcast Group-Convertible Preferred.............    424,700       12,019,010
                                                                         --------------
                                                                             37,726,610
                                                                         --------------
CONSUMER ELECTRONICS  0.7%
Koninklijke Philips Electronics N.V.-ADR (Netherlands).....  1,085,200       31,590,172
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DEPARTMENT STORES  0.7%
Federated Department Stores, Inc. (a)......................    209,000   $    8,548,100
J.C. Penney Co., Inc. .....................................    522,600       14,057,940
May Department Stores Co. .................................    200,600        7,418,188
                                                                         --------------
                                                                             30,024,228
                                                                         --------------
DIVERSIFIED CHEMICALS  2.3%
Dow Chemical Co. ..........................................  1,012,450       34,200,561
Du Pont (E.I.) de Nemours & Co. ...........................  1,545,050       65,680,075
                                                                         --------------
                                                                             99,880,636
                                                                         --------------
DIVERSIFIED COMMERCIAL SERVICES  1.1%
Equifax, Inc. .............................................  1,426,500       34,449,975
H&R Block, Inc. ...........................................    278,100       12,431,070
                                                                         --------------
                                                                             46,881,045
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  3.1%
A.G. Edwards, Inc. ........................................    993,450       43,880,686
Fannie Mae.................................................    437,000       34,741,500
J.P. Morgan Chase & Co. ...................................    470,000       17,084,500
Prudential Financial, Inc. (a).............................    870,400       28,888,576
Prudential Financial, Inc.-Convertible Preferred (a).......    176,800       10,289,760
                                                                         --------------
                                                                            134,885,022
                                                                         --------------
DIVERSIFIED METALS & MINING  0.8%
Freeport McMoran Copper & Gold-Convertible Preferred.......    570,300        8,925,195
Phelps Dodge Corp. (a).....................................    782,800       25,362,720
                                                                         --------------
                                                                             34,287,915
                                                                         --------------
DRUG RETAIL  0.2%
CVS Corp. .................................................    242,400        7,175,040
                                                                         --------------

ELECTRIC UTILITIES  1.7%
Allegheny Energy, Inc. ....................................    423,700       15,346,414
Exelon Corp. ..............................................    667,900       31,979,052
Reliant Energy, Inc. ......................................    637,100       16,895,892
Southern Co. ..............................................    196,000        4,968,600
TXU Corp. .................................................     79,300        3,738,995
                                                                         --------------
                                                                             72,928,953
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  0.7%
Solectron Corp. (a)........................................  2,555,740       28,828,747
                                                                         --------------

FOREST PRODUCTS  0.7%
Weyerhaeuser Co. ..........................................    549,400       29,711,552
                                                                         --------------

GENERAL MERCHANDISE STORES  0.6%
Target Corp. ..............................................    605,250       24,845,512
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
GOLD  0.4%
Newmont Mining Corp. ......................................    993,200   $   18,980,052
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.8%
McKesson Corp. ............................................    480,000       17,952,000
McKesson Financing Trust-Convertible Preferred.............    300,000       16,500,000
                                                                         --------------
                                                                             34,452,000
                                                                         --------------
HEALTH CARE EQUIPMENT  1.0%
Bausch & Lomb, Inc. .......................................    428,720       16,145,595
Beckman Coulter, Inc. .....................................    463,000       20,510,900
Boston Scientific Corp. (a)................................    209,700        5,057,964
                                                                         --------------
                                                                             41,714,459
                                                                         --------------
HEALTH CARE FACILITIES  0.4%
HEALTHSOUTH Corp. (a)......................................  1,135,300       16,825,146
                                                                         --------------

HOME IMPROVEMENT RETAIL  0.1%
Lowe's Co., Inc. ..........................................     80,600        3,740,646
                                                                         --------------

HOTELS  0.3%
Hilton Hotels Corp. .......................................  1,192,900       13,026,468
                                                                         --------------

HOUSEHOLD PRODUCTS  0.8%
Procter & Gamble Co. ......................................    438,500       34,698,505
                                                                         --------------

INDUSTRIAL CONGLOMERATES  1.6%
Minnesota Mining & Manufacturing Co. ......................    500,400       59,152,284
News Corp.--Exchange Trust, 144A Private Placement-
  Convertible Preferred (b)................................     83,000        8,481,604
                                                                         --------------
                                                                             67,633,888
                                                                         --------------
INDUSTRIAL MACHINERY  0.8%
Ingersoll Rand Co. ........................................    831,160       34,750,800
                                                                         --------------

INTEGRATED OIL & GAS  3.3%
BP PLC--ADR (United Kingdom)...............................    962,000       44,742,620
Exxon Mobil Corp. .........................................  1,838,700       72,260,910
Phillips Petroleum Co. ....................................    447,800       26,984,428
                                                                         --------------
                                                                            143,987,958
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  3.0%
AT&T Corp. ................................................    771,900       14,002,266
SBC Communications, Inc. ..................................    277,000       10,850,090
Sprint Corp. ..............................................  3,144,250       63,136,540

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INTEGRATED TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Corp.-Convertible Preferred.........................  1,006,800   $   25,582,788
Verizon Communications, Inc. ..............................    374,112       17,755,356
                                                                         --------------
                                                                            131,327,040
                                                                         --------------
IT CONSULTING & SERVICES  2.0%
Computer Sciences Corp. (a)................................    749,500       36,710,510
Electronic Data Systems Corp. .............................    250,100       17,144,355
Electronic Data Systems-Convertible Preferred PRIDES.......    560,000       31,500,000
                                                                         --------------
                                                                             85,354,865
                                                                         --------------
LIFE & HEALTH INSURANCE  2.5%
Jefferson-Pilot Corp. .....................................    506,500       23,435,755
John Hancock Financial Services............................    626,750       25,884,775
Lincoln National Corp. ....................................    112,400        5,459,268
Metlife Capital Trust I-Convertible Preferred..............    180,000       17,856,000
Metlife, Inc. .............................................    778,900       24,675,552
Principal Financial Group (a)..............................    437,600       10,502,400
                                                                         --------------
                                                                            107,813,750
                                                                         --------------
MANAGED HEALTH CARE  2.2%
Aetna, Inc. ...............................................    657,600       21,694,224
Anthem, Inc. (a)...........................................    224,400       11,107,800
Anthem, Inc.-Convertible Preferred (a).....................    244,900       15,673,600
Caremark Rx Capital Trust I-Convertible Preferred..........    125,000       13,281,250
Caremark Rx Capital Trust, 144A Private
  Placement-Convertible Preferred (a) (b)..................     55,000        5,843,750
Caremark Rx, Inc. (a)......................................  1,698,018       27,694,674
                                                                         --------------
                                                                             95,295,298
                                                                         --------------
MOVIES & ENTERTAINMENT  0.4%
Walt Disney Co. ...........................................    786,800       16,302,496
                                                                         --------------

MULTI-LINE INSURANCE  2.2%
American International Group, Inc. ........................    523,700       41,581,780
Hartford Financial Services Group..........................    871,200       54,737,496
                                                                         --------------
                                                                             96,319,276
                                                                         --------------
OFFICE ELECTRONICS  0.2%
Xerox Corp., 144A Private Placement-Convertible Preferred
  (b)......................................................    123,800        8,727,900
                                                                         --------------

OIL & GAS DRILLING  0.5%
Ensco International, Inc. .................................    740,900       18,411,365
Transocean Sedco Forex, Inc. ..............................     91,000        3,077,620
                                                                         --------------
                                                                             21,488,985
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  1.1%
Schlumberger Ltd. .........................................    888,600       48,828,570
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
OIL & GAS EXPLORATION & PRODUCTION  2.0%
Anadarko Petroleum Corp. ..................................    336,000   $   19,101,600
Apache Corp. ..............................................    284,800       14,205,824
Burlington Resources, Inc. ................................    519,000       19,483,260
EOG Resources, Inc. .......................................    446,000       17,443,060
Noble Affiliates, Inc. ....................................    426,000       15,033,540
                                                                         --------------
                                                                             85,267,284
                                                                         --------------
OIL & GAS REFINING & MARKETING  0.3%
Valero Energy Corp.........................................    352,300       13,429,676
                                                                         --------------

PAPER PACKAGING  1.3%
Sealed Air Corp., Ser A-Convertible Preferred..............    700,000       29,015,000
Temple-Inland, Inc. .......................................    487,500       27,655,875
                                                                         --------------
                                                                             56,670,875
                                                                         --------------
PAPER PRODUCTS  1.2%
International Paper Capital Trust-Convertible Preferred....    800,000       37,300,000
International Paper Co. ...................................    338,900       13,674,615
                                                                         --------------
                                                                             50,974,615
                                                                         --------------
PERSONAL PRODUCTS  0.3%
Gillette Co. ..............................................    451,600       15,083,440
                                                                         --------------

PHARMACEUTICALS  3.4%
Johnson & Johnson..........................................    831,000       49,112,100
Mylan Laboratories, Inc. ..................................    359,370       13,476,375
Pharmacia Corp. ...........................................    929,013       39,622,404
Roche Holdings AG--ADR (Switzerland).......................    196,000       13,671,000
Schering-Plough Corp. .....................................    902,000       32,300,620
                                                                         --------------
                                                                            148,182,499
                                                                         --------------
PROPERTY & CASUALTY  1.8%
Allstate Corp. ............................................  1,917,100       64,606,270
Safeco Corp. ..............................................    503,700       15,690,255
                                                                         --------------
                                                                             80,296,525
                                                                         --------------
RAILROADS  1.8%
Norfolk Southern Corp. ....................................  1,406,850       25,787,561
Union Pacific Capital Trust-Convertible Preferred..........    400,000       19,100,000
Union Pacific Corp. .......................................    570,600       32,524,200
                                                                         --------------
                                                                             77,411,761
                                                                         --------------
RESTAURANTS  0.4%
McDonald's Corp. ..........................................    685,100       18,134,597
                                                                         --------------

SEMICONDUCTORS  0.5%
Micron Technology, Inc. (a)................................    694,650       21,534,150
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SOFT DRINKS  1.5%
Coca-Cola Co. .............................................    452,000   $   21,311,800
PepsiCo, Inc. .............................................    901,600       43,898,904
                                                                         --------------
                                                                             65,210,704
                                                                         --------------
SPECIALTY CHEMICALS  0.8%
Rohm & Haas Co. ...........................................    966,500       33,469,895
                                                                         --------------

SYSTEMS SOFTWARE  0.8%
Microsoft Corp. (a)........................................    529,500       35,079,375
                                                                         --------------

TELECOMMUNICATIONS EQUIPMENT  2.1%
Avaya, Inc. (a)............................................  1,319,100       16,027,065
Lucent Technologies, Inc. (a)..............................  3,715,600       23,371,124
Lucent Technologies, Inc., 144A Private
  Placement-Convertible Preferred (b)......................     13,633       15,030,383
Motorola, Inc. ............................................  2,482,200       37,282,644
                                                                         --------------
                                                                             91,711,216
                                                                         --------------
TIRES & RUBBER  0.3%
Goodyear Tire & Rubber Co. ................................    497,000       11,833,570
                                                                         --------------

TOBACCO  0.8%
Philip Morris Co., Inc. ...................................    776,800       35,616,280
                                                                         --------------

TRADING COMPANIES & DISTRIBUTORS  0.7%
W.W. Grainger, Inc. .......................................    596,700       28,641,600
                                                                         --------------

TOTAL COMMON AND PREFERRED STOCKS  65.9%..............................    2,852,659,990
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CORPORATE BONDS  9.9%
          AEROSPACE & DEFENSE  0.3%
$5,000    Boeing Capital Corp. ..................... 7.375%   09/27/10   $    5,297,310
 5,000    Lockheed Martin Corp. .................... 8.500    12/01/29        5,987,060
 2,025    Northrop Grumman Corp. ................... 7.750    02/15/31        2,199,632
   730    Raytheon Co. ............................. 8.300    03/01/10          811,140
                                                                         --------------
                                                                             14,295,142
                                                                         --------------
          AUTOMOTIVE  0.1%
 3,730    Daimler Chrysler Hldgs.................... 7.750    01/18/11        3,876,462
   250    Daimler Chrysler Hldgs.................... 8.500    01/18/31          267,627
   850    Dana Corp., 144A-Private Placement (b).... 9.000    08/15/11          782,000
   500    Ford Motor Co. ........................... 7.450    07/16/31          459,382
                                                                         --------------
                                                                              5,385,471
                                                                         --------------
          BANKING  0.6%
 5,000    Citigroup, Inc. .......................... 6.500    01/18/11        5,152,625
 5,000    Countrywide Funding Corp. ................ 8.250    07/15/02        5,142,465
 5,000    Fleet Financial Group, Inc. .............. 6.875    01/15/28        4,992,980
 3,550    J.P. Morgan Chase & Co. .................. 6.750    02/01/11        3,640,184
 5,000    Washington Mutual Capital, Inc. .......... 8.375    06/01/27        5,016,660
                                                                         --------------
                                                                             23,944,914
                                                                         --------------
          BEVERAGE  0.2%
 5,000    Coca-Cola Enterprises, Inc. .............. 7.125    09/30/09        5,363,310
 5,000    Pepsi Bottling Group, Inc. ............... 7.000    03/01/29        5,284,750
                                                                         --------------
                                                                             10,648,060
                                                                         --------------
          BROKERAGE  0.4%
 5,395    Goldman Sachs Group, Inc. ................ 6.875    01/15/11        5,534,731
 5,000    Lehman Brothers, Inc. .................... 7.125    07/15/02        5,126,905
 5,000    Paine Webber Group, Inc. ................. 6.375    05/15/04        5,296,585
                                                                         --------------
                                                                             15,958,221
                                                                         --------------
          BUILDING MATERIALS  0.1%
 3,700    Centex Corp. ............................. 7.875    02/01/11        3,775,450
                                                                         --------------

          CAPTIVE FINANCE  0.5%
10,000    Ford Motor Credit Co. .................... 6.875    02/01/06       10,023,190
 5,605    Ford Motor Credit Co. .................... 7.250    10/25/11        5,463,771
 6,640    General Motors Acceptance Corp. .......... 8.000    11/01/31        6,777,455
                                                                         --------------
                                                                             22,264,416
                                                                         --------------
          CHEMICALS  0.1%
 5,000    Union Carbide Corp. ...................... 6.250    06/15/03        5,167,475
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CONGLOMERATES  0.2%
$3,320    Honeywell International, Inc. ............ 6.125%   11/01/11   $    3,291,010
 3,215    Hutchinson Whampoa Finance Corp.,
          144A-Private Placement (Cayman Islands)
          (b)....................................... 7.500    08/01/27        3,043,451
   600    Tyco International Group SA
          (Luxembourg).............................. 6.375    10/15/11          587,207
                                                                         --------------
                                                                              6,921,668
                                                                         --------------
          ELECTRIC  0.5%
 5,000    Commonwealth Edison Co. .................. 8.000    05/15/08        5,475,070
 1,710    Detroit Edison Co. ....................... 6.125    10/01/10        1,682,245
 5,000    Illinois Power Co. ....................... 7.500    06/15/09        4,812,160
 5,000    Niagara Mohawk Power Corp., Ser G......... 7.750    10/01/08        5,353,765
 5,000    Public Service Co. of Colorado, Ser A..... 6.875    07/15/09        5,062,380
                                                                         --------------
                                                                             22,385,620
                                                                         --------------
          ENTERTAINMENT  0.3%
 6,060    Park Place Entertainment Corp. ........... 7.500    09/01/09        5,912,281
 5,000    Walt Disney Co. .......................... 7.300    02/08/05        5,255,790
                                                                         --------------
                                                                             11,168,071
                                                                         --------------
          ENVIRONMENTAL SERVICES  0.2%
 1,855    Waste Management, Inc. ................... 7.375    08/01/10        1,899,757
 6,000    Waste Management, Inc. ................... 7.000    07/15/28        5,562,858
                                                                         --------------
                                                                              7,462,615
                                                                         --------------
          FOOD  0.1%
 5,000    ConAgra Foods, Inc. ...................... 7.500    09/15/05        5,401,595
                                                                         --------------

          GAMING  0.0%
   530    Harrahs Operating Co., Inc. .............. 8.000    02/01/11          546,838
                                                                         --------------

          HEALTHCARE  0.1%
 1,810    Aetna, Inc. .............................. 7.375    03/01/06        1,816,407
 3,355    Tenet Healthcare Corp., 144A-Private
          Placement (b)............................. 6.875    11/15/31        3,096,766
                                                                         --------------
                                                                              4,913,173
                                                                         --------------
          HOME CONSTRUCTION  0.2%
 5,000    Liberty Property LP....................... 7.250    03/15/11        4,994,180
 3,140    Pulte Homes, Inc., 144A-Private Placement
          (b)....................................... 7.875    08/01/11        3,117,191
                                                                         --------------
                                                                              8,111,371
                                                                         --------------
          INDEPENDENT ENERGY  0.0%
 1,500    Reliance Electric Co. .................... 6.800    04/15/03        1,556,349
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          INTEGRATED ENERGY  0.1%
$5,000    Phillips Pete............................. 8.750%   05/25/10   $    5,828,605
                                                                         --------------

          LIFE INSURANCE  0.8%
 1,175    Aetna, Inc. .............................. 7.875    03/01/11        1,159,087
 5,000    American Gen Corp. ....................... 7.500    08/11/10        5,494,775
 2,435    Anthem Insurance, 144A-Private Placement
          (b)....................................... 9.125    04/01/10        2,620,510
 1,510    Anthem Insurance, 144A-Private Placement
          (b)....................................... 9.000    04/01/27        1,524,408
   340    Hartford Life, Inc. ...................... 7.650    06/15/27          363,235
 1,300    Health Net, Inc. ......................... 8.375    04/15/11        1,342,449
 1,200    John Hancock Co., 144A-Private Placement
          (b)....................................... 7.375    02/15/24        1,204,158
 3,155    Nationwide Financial Services, Inc. ...... 6.250    11/15/11        3,041,511
 2,085    Nationwide Mutual Insurance Co. .......... 8.250    12/01/31        2,086,249
   980    Nationwide Mutual Insurance, 144A-Private
          Placement (b)............................. 7.500    02/15/24          884,009
 6,215    Prudential Hldgs, LLC, 144A-Private
          Placement (b)............................. 7.245    12/18/23        6,384,725
 6,430    Prudential Hldgs, LLC, 144A-Private
          Placement (b)............................. 8.695    12/18/23        6,708,297
                                                                         --------------
                                                                             32,813,413
                                                                         --------------
          LODGING  0.0%
 1,275    Marriott International, 144A-Private
          Placement (b)............................. 7.000    01/15/08        1,284,204
                                                                         --------------

          MEDIA--CABLE  0.1%
 5,500    Comcast Cable Communications, Inc. ....... 6.375    01/30/06        5,593,467
   750    TCI Communications, Inc. ................. 7.875    02/15/26          777,101
                                                                         --------------
                                                                              6,370,568
                                                                         --------------
          MEDIA--NONCABLE  0.6%
 3,530    AOL Time Warner, Inc. .................... 7.625    04/15/31        3,745,235
   940    Belo Corp. ............................... 8.000    11/01/08          961,315
 5,000    Clear Channel Communications.............. 7.875    06/15/05        5,302,885
 5,000    News America, Inc. ....................... 7.625    11/30/28        4,850,925
 8,800    Viacom, Inc. ............................. 6.625    05/15/11        8,961,550
                                                                         --------------
                                                                             23,821,910
                                                                         --------------
          NATURAL GAS DISTRIBUTORS  0.0%
 1,195    Consolidated Natural Gas Co. ............. 6.250    11/01/11        1,171,628
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          NATURAL GAS PIPELINES  0.1%
$  595    CMS Panhandle Hldg Co .................... 7.000%   07/15/29   $      514,448
 2,700    Transcontinental Gas Pipe Corp.,
          144A-Private Placement (b)................ 7.000    08/15/11        2,639,809
 2,585    Williams Cos., Inc. ...................... 7.500    01/15/31        2,525,638
                                                                         --------------
                                                                              5,679,895
                                                                         --------------
          NONCAPTIVE--CONSUMER FINANCE  0.1%
 4,690    Household Finance Corp. .................. 6.400    06/17/08        4,659,520
                                                                         --------------

          NONCAPTIVE--DIVERSIFIED FINANCE  0.3%
 2,000    General Electric Capital Corp. ........... 8.900    09/15/04        2,251,394
 3,475    Household Finance Corp. .................. 6.750    05/15/11        3,461,298
 5,000    IBM Credit Corp. ......................... 6.450    11/12/02        5,158,035
                                                                         --------------
                                                                             10,870,727
                                                                         --------------
          OFFICE SERVICES & SUPPLIES  0.2%
12,400    Office Depot Inc. ........................     *    12/11/07       10,338,500
                                                                         --------------

          OIL & GAS EQUIPMENT & SERVICES  0.3%
25,000    Weatherdford Intl, Inc. ..................     *    06/30/20       14,718,750
                                                                         --------------

          OIL FIELD SERVICES  0.1%
 2,000    Western Atlas, Inc. ...................... 7.875    06/15/04        2,172,608
                                                                         --------------

          OTHER INDUSTRIAL  0.1%
 6,000    Tyco International Group SA
          (Luxembourg).............................. 6.125    11/01/08        5,932,788
                                                                         --------------

          PHARMACEUTICALS  0.2%
 7,165    Bristol Myers Squibb Co. ................. 5.750    10/01/11        7,110,553
                                                                         --------------

          PROPERTY & CASUALTY  0.2%
 5,185    Farmers Exchange Capital, 144A-Private
          Placement (b)............................. 7.050    07/15/28        4,129,303
 2,790    Farmers Insurance Exchange Surplus,
          144A-Private Placement (b)................ 8.625    05/01/24        2,678,593
   935    Florida Windstorm Underwriting,
          144A-Private Placement (b)................ 7.125    02/25/19          961,131
                                                                         --------------
                                                                              7,769,027
                                                                         --------------
          RAILROADS  0.2%
 5,000    CSX Corp. ................................ 6.750    03/15/11        5,088,195
 5,000    Union Pacific Corp. ...................... 6.700    12/01/06        5,237,500
                                                                         --------------
                                                                             10,325,695
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          REAL ESTATE INVESTMENT TRUSTS  0.1%
$3,025    EOP Operating LP.......................... 7.500%   04/19/29   $    2,902,521
 1,315    Simon Property LP......................... 6.375    11/15/07        1,287,986
                                                                         --------------
                                                                              4,190,507
                                                                         --------------
          REFINING  0.1%
 5,000    Amerada Hess Corp. ....................... 7.875    10/01/29        5,392,445
                                                                         --------------

          RETAIL  0.3%
 4,000    Federated Department Stores, Inc. ........ 6.625    09/01/08        3,992,180
 5,000    Federated Department Stores, Inc. ........ 6.300    04/01/09        4,879,980
   785    Lowe's Cos., Inc. ........................ 6.500    03/15/29          760,698
 4,000    May Department Stores Co. ................ 8.375    08/01/24        4,216,928
                                                                         --------------
                                                                             13,849,786
                                                                         --------------
          SUPERMARKETS  0.2%
   845    Ahold Finance USA, Inc. .................. 6.875    05/01/29          814,844
 5,380    Kroger Co. ............................... 7.250    06/01/09        5,712,710
                                                                         --------------
                                                                              6,527,554
                                                                         --------------
          TECHNOLOGY  0.1%
 2,980    Sun Microsystems, Inc. ................... 7.650    08/15/09        3,029,197
                                                                         --------------

          TELECOMMUNICATIONS  1.8%
 5,000    360 Communications Co. ................... 7.125    03/01/03        5,138,715
   380    AT&T Corp., 144A-Private Placement (b).... 7.300    11/15/11          390,099
 4,195    AT&T Corp., 144A-Private Placement (b).... 8.000    11/15/31        4,405,736
 6,525    AT&T Wireless Services, Inc. ............. 8.750    03/01/31        7,416,511
 1,195    Bellsouth Telecomm, Inc. ................. 6.375    06/01/28        1,157,846
10,000    Cox Communications, Inc. ................. 7.250    11/15/15       10,215,050
 2,800    PCCW HKTC Capital Ltd, 144A-Private
          Placement (Hong Kong) (b)................. 7.750    11/15/11        2,799,210
 3,420    Qwest Capital Funding, Inc. .............. 7.750    02/15/31        3,290,597
 5,000    Qwest Capital Funding, Inc. .............. 7.900    08/15/10        5,094,575
20,000    Sprint Capital Corp. ..................... 6.900    05/01/19       18,779,500
 3,000    Verizon Communications, Inc. ............. 7.510    04/01/09        3,214,824
 2,190    Verizon Communications, Inc. ............. 6.940    04/15/28        2,178,965
12,000    WorldCom, Inc. ........................... 8.250    05/15/31       12,720,936
                                                                         --------------
                                                                             76,802,564
                                                                         --------------
TOTAL CORPORATE BONDS  9.9%...........................................      430,566,893
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CONVERTIBLE CORPORATE OBLIGATIONS  8.4%
          FINANCIAL  0.8%
$35,000   JMH Finance Ltd., 144A Private Placement
          (United Kingdom) (Convertible into 554,148
          common shares) (b) (c).................... 4.750%   09/06/07   $   33,468,750
                                                                         --------------

          HEALTHCARE  3.2%
25,000    Alza Corp., (Convertible into 343,663
          common shares) LYON.......................     *    07/28/20       20,750,000
23,000    Healthsouth Corp. (Convertible into
          627,900 common shares).................... 3.250    04/01/03       21,936,250
 8,000    Ivax Corp. (Convertible into 269,180
          common shares)............................ 5.500    05/15/07        8,050,000
12,000    Ivax Corp., 144A Private Placement
          (Convertible into 403,770 common shares)
          (b)....................................... 5.500    05/15/07       12,075,000
30,000    Omnicare, Inc. (Convertible into 757,590
          common shares)............................ 5.000    12/01/07       27,862,500
16,670    Roche Holdings, Inc., 144A Private
          Placement (Convertible into 144,249 common
          shares) LYON (b)..........................     *    01/19/15       12,252,450
43,500    Roche Holdings, Inc., 144A Private
          Placement (Convertible into 210,753 common
          shares) LYON (b)..........................     *    04/20/10       25,719,375
20,000    Roche Holdings, Inc., 144A Private
          Placement (Convertible into 96,898 common
          shares) LYON (b)..........................     *    04/20/10       11,825,000
                                                                         --------------
                                                                            140,470,575
                                                                         --------------
          INSURANCE BROKERS  0.7%
38,000    Loews Corp. (Convertible to 584,276
          Diamond Offshore Drilling, Inc. common
          shares)................................... 3.125    09/15/07       32,585,000
                                                                         --------------

          METAL & GLASS CONTAINERS  0.5%
17,400    Freeport McMoran Copper & Gold, 144A
          Private Placement (Convertible into
          1,216,784 common shares) (b).............. 8.250    01/31/06       20,814,750
                                                                         --------------

          PHARMACEUTICALS  0.4%
15,000    Alpharma, Inc. (Convertible into 467,144
          common shares)............................ 3.000    06/01/06       15,768,750
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          TECHNOLOGY  0.6%
$  780    Corning, Inc. (Convertible into 6,498
          common shares)............................     *    11/08/15   $      407,550
45,340    Solectron Corp., (Convertible into 559,083
          common shares) LYON.......................     *    05/08/20       24,256,900
                                                                         --------------
                                                                             24,664,450
                                                                         --------------
          TELECOMMUNICATIONS  0.8%
28,000    Telefonos de Mexico, SA (Mexico)
          (Convertible into 946,680 common
          shares)................................... 4.250%   06/15/04       35,455,000
                                                                         --------------

          TELECOMMUNICATIONS EQUIPMENT  0.5%
27,446    Comverse Technology, Inc. (Convertible
          into 235,942 common shares)............... 1.500    12/01/05       20,961,883
                                                                         --------------

          TRANSPORTATION  0.5%
20,000    United Parcel Service (Convertible into
          282,966 common shares).................... 1.750    09/27/07       19,600,000
                                                                         --------------

          WIRELESS TELECOMMUNICATION SERVICES  0.4%
30,000    Nextel Communications (Convertible into
          403,200 common shares).................... 5.250    01/15/10       18,187,500
                                                                         --------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  8.4%.........................      361,976,658
                                                                         --------------

          GOVERNMENT OBLIGATIONS  9.6%
23,665    United States Treasury Bond............... 8.750    08/15/20       31,751,804
24,000    United States Treasury Bond............... 8.125    08/15/21       30,650,160
22,000    United States Treasury Bond............... 6.250    05/15/30       23,825,340
40,000    United States Treasury Note............... 6.625    05/31/02       40,804,800
20,000    United States Treasury Note............... 5.125    12/31/02       20,592,800
20,000    United States Treasury Note............... 5.750    04/30/03       20,870,400
33,000    United States Treasury Note............... 5.875    02/15/04       34,830,840
23,500    United States Treasury Note............... 7.500    02/15/05       26,045,050
59,600    United States Treasury Note............... 6.750    05/15/05       64,839,436
27,500    United States Treasury Note (c)........... 5.750    11/15/05       29,067,225
19,000    United States Treasury Note............... 6.125    08/15/07       20,446,660
69,140    United States Treasury Note............... 5.750    08/15/10       72,612,211
                                                                         --------------

TOTAL GOVERNMENT OBLIGATIONS..........................................      416,336,726
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          yCollateralized Mortgage Obligation  0.0%
$  589    World Financial Properties, 144A-Private
          Placement (b)............................. 6.910%   09/01/13   $      594,111
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  93.8%
  (Cost $3,886,466,179)...............................................    4,062,134,378
                                                                         --------------

SHORT-TERM INVESTMENTS  7.8%
REPURCHASE AGREEMENT  7.8%
UBS Securities ($336,976,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
01/02/02 at $337,007,826).............................................      336,976,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.0%
United States Treasury Bill ($2,000,000 par, yielding 1.744%, 04/18/02
maturity) (c).........................................................        1,989,686
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $338,965,686).................................................      338,965,686
                                                                         --------------

TOTAL INVESTMENTS  101.6%
  (Cost $4,225,431,865)...............................................    4,401,100,064
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.6%).........................      (69,731,327)
                                                                         --------------

NET ASSETS 100.0%.....................................................   $4,331,368,737
                                                                         ==============

 * Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Rate
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TIDES--Term Income Deferrable Equity Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $4,225,431,865).....................  $4,401,100,064
Receivables:
  Fund Shares Sold..........................................      23,008,309
  Interest..................................................      16,219,222
  Investments Sold..........................................      12,236,621
  Dividends.................................................       3,658,592
Other.......................................................         224,483
                                                              --------------
    Total Assets............................................   4,456,447,291
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     109,535,724
  Fund Shares Repurchased...................................       7,646,479
  Distributor and Affiliates................................       3,779,720
  Variation Margin on Futures...............................       1,663,266
  Investment Advisory Fee...................................       1,288,746
  Custodian Bank............................................         261,547
Accrued Expenses............................................         641,410
Trustees' Deferred Compensation and Retirement Plans........         261,662
                                                              --------------
    Total Liabilities.......................................     125,078,554
                                                              --------------
NET ASSETS..................................................  $4,331,368,737
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $4,132,301,114
Net Unrealized Appreciation.................................     176,529,261
Accumulated Net Realized Gain...............................      24,771,333
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (2,232,971)
                                                              --------------
NET ASSETS..................................................  $4,331,368,737
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,268,027,881 and 304,127,410 shares of
    beneficial interest issued and outstanding).............  $         7.46
    Maximum sales charge (5.75%* of offering price).........             .46
                                                              --------------
    Maximum offering price to public........................  $         7.92
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,697,711,630 and 230,656,472 shares of
    beneficial interest issued and outstanding).............  $         7.36
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $365,629,226 and 49,511,460 shares of
    beneficial interest issued and outstanding).............  $         7.39
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................  $  69,363,465
Dividends (Net of foreign withholding taxes of $128,704)....     58,744,904
                                                              -------------
    Total Income............................................    128,108,369
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,691,178, $15,591,550 and $2,888,159,
  respectively).............................................     23,170,887
Investment Advisory Fee.....................................     13,509,599
Shareholder Services........................................      5,832,034
Custody.....................................................        371,737
Legal.......................................................        122,223
Trustees' Fees and Related Expenses.........................         49,197
Other.......................................................      1,572,884
                                                              -------------
    Total Expenses..........................................     44,628,561
    Less Credits Earned on Cash Balances....................        131,481
                                                              -------------
    Net Expenses............................................     44,497,080
                                                              -------------
NET INVESTMENT INCOME.......................................  $  83,611,289
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  80,786,929
  Futures...................................................    (25,840,817)
                                                              -------------
Net Realized Gain...........................................     54,946,112
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    396,062,132
                                                              -------------
  End of the Period:
    Investments.............................................    175,668,199
    Futures.................................................        861,062
                                                              -------------
                                                                176,529,261
                                                              -------------
Net Unrealized Depreciation During the Period...............   (219,532,871)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(164,586,759)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (80,975,470)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   83,611,289       $   58,762,281
Net Realized Gain................................      54,946,112          319,106,809
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (219,532,871)          94,488,685
                                                   --------------       --------------
Change in Net Assets from Operations.............     (80,975,470)         472,357,775
                                                   --------------       --------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................     (52,101,337)         (33,112,038)
  Class B Shares.................................     (30,576,472)         (21,085,415)
  Class C Shares.................................      (5,857,942)          (2,741,945)
                                                   --------------       --------------
                                                      (88,535,751)         (56,939,398)
                                                   --------------       --------------

Distributions from Net Realized Gain*:
  Class A Shares.................................     (50,888,046)        (148,816,411)
  Class B Shares.................................     (41,969,791)        (130,623,435)
  Class C Shares.................................      (7,618,668)         (18,060,380)
                                                   --------------       --------------
                                                     (100,476,505)        (297,500,226)
                                                   --------------       --------------
Total Distributions..............................    (189,012,256)        (354,439,624)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (269,987,726)         117,918,151
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................   1,996,131,212        1,161,641,323
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     166,517,733          315,084,834
Cost of Shares Repurchased.......................    (752,540,624)        (741,025,664)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................   1,410,108,321          735,700,493
                                                   --------------       --------------
TOTAL INCREASE IN NET ASSETS.....................   1,140,120,595          853,618,644
NET ASSETS:
Beginning of the Period..........................   3,191,248,142        2,337,629,498
                                                   --------------       --------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of ($2,232,971) and $3,972,450,
  respectively)..................................  $4,331,368,737       $3,191,248,142
                                                   ==============       ==============

* Including Short-Term Gains of:
  Class A Shares.................................  $      340,059       $   11,262,882
  Class B Shares.................................         285,596           11,428,395
  Class C Shares.................................          49,100            1,256,231
                                                   --------------       --------------
    Total Short-Term Gains.......................  $      674,755       $   23,947,508
                                                   ==============       ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS A SHARES                      ----------------------------------------------------
                                    2001 (B)      2000        1999       1998      1997
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $   8.07    $   7.65    $   7.82    $ 7.24    $ 6.74
                                    --------    --------    --------    ------    ------
  Net Investment Income...........       .20         .20         .18       .17       .15
  Net Realized and Unrealized
    Gain/Loss.....................      (.40)       1.28         .57      1.03      1.44
                                    --------    --------    --------    ------    ------
Total from Investment
  Operations......................      (.20)       1.48         .75      1.20      1.59
                                    --------    --------    --------    ------    ------
Less:
  Distributions from and in Excess
    of Net Investment Income......       .20         .20         .18       .17       .17
  Distributions from Net Realized
    Gain..........................       .21         .86         .74       .45       .92
                                    --------    --------    --------    ------    ------
Total Distributions...............       .41        1.06         .92       .62      1.09
                                    --------    --------    --------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $   7.46    $   8.07    $   7.65    $ 7.82    $ 7.24
                                    ========    ========    ========    ======    ======

Total Return (a)..................    -2.23%      20.19%       9.95%    16.99%    24.13%
Net Assets at End of the Period
  (In millions)...................  $2,268.0    $1,628.7    $1,068.5    $808.5    $638.1
Ratio of Expenses to Average Net
  Assets..........................      .82%        .82%        .82%      .85%      .86%
Ratio of Net Investment Income to
  Average Net Assets..............     2.60%       2.62%       2.43%     2.31%     2.09%
Portfolio Turnover................       92%         85%         81%       61%       86%

(a) Assume reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 2.68% to 2.60%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED DECEMBER 31,
CLASS B SHARES                     ------------------------------------------------------
                                   2001 (B)      2000        1999        1998       1997
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $   7.97    $   7.58    $   7.77    $   7.20    $ 6.71
                                   --------    --------    --------    --------    ------
  Net Investment Income..........       .14         .14         .13         .12       .10
  Net Realized and Unrealized
    Gain/Loss....................      (.40)       1.25         .56        1.02      1.42
                                   --------    --------    --------    --------    ------
Total from Investment
  Operations.....................      (.26)       1.39         .69        1.14      1.52
                                   --------    --------    --------    --------    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................       .14         .14         .13         .12       .11
  Distributions from Net Realized
    Gain.........................       .21         .86         .75         .45       .92
                                   --------    --------    --------    --------    ------
Total Distributions..............       .35        1.00         .88         .57      1.03
                                   --------    --------    --------    --------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $   7.36    $   7.97    $   7.58    $   7.77    $ 7.20
                                   ========    ========    ========    ========    ======

Total Return (a).................    -3.02%      18.95%       9.19%      16.17%    23.23%
Net Assets at End of the Period
  (In millions)..................  $1,697.7    $1,352.8    $1,148.9    $1,140.0    $908.7
Ratio of Expenses to Average Net
  Assets.........................     1.58%       1.59%       1.58%       1.62%     1.64%
Ratio of Net Investment Income to
  Average Net Assets.............     1.84%       1.85%       1.67%       1.55%     1.32%
Portfolio Turnover...............       92%         85%         81%         61%       86%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 1.92% to 1.84%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS C SHARES                          ------------------------------------------------
                                        2001 (B)     2000      1999      1998      1997
                                        ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $ 7.99     $ 7.58    $ 7.77    $ 7.20    $ 6.71
                                         ------     ------    ------    ------    ------
  Net Investment Income...............      .14        .15       .13       .12       .10
  Net Realized and Unrealized
    Gain/Loss.........................     (.39)      1.26       .55      1.02      1.42
                                         ------     ------    ------    ------    ------
Total from Investment Operations......     (.25)      1.41       .68      1.14      1.52
                                         ------     ------    ------    ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............      .14        .14       .13       .12       .11
  Distributions from Net Realized
    Gain..............................      .21        .86       .74       .45       .92
                                         ------     ------    ------    ------    ------
Total Distributions...................      .35       1.00       .87       .57      1.03
                                         ------     ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....   $ 7.39     $ 7.99    $ 7.58    $ 7.77    $ 7.20
                                         ======     ======    ======    ======    ======

Total Return (a)......................   -2.88%     19.22%     9.19%    16.17%    23.23%
Net Assets at End of the Period (In
  millions)...........................   $365.6     $209.8    $120.2    $ 96.1    $ 75.8
Ratio of Expenses to Average Net
  Assets..............................    1.58%      1.58%     1.58%     1.62%     1.64%
Ratio of Net Investment Income to
  Average Net Assets..................    1.84%      1.86%     1.67%     1.55%     1.32%
Portfolio Turnover....................      92%        85%       81%       61%       86%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 1.91% to 1.84%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,280,959 reduction in cost of securities and corresponding $1,280,959 increase in net unrealized appreciation based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $2,763,658; increase net unrealized appreciation by $1,534,404, and increase net realized gains by $1,229,254. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes relating to wash sale transactions and gains recognized for tax purposes on open future contracts.

    At December 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $4,245,762,991, the aggregate gross unrealized appreciation is $289,793,055, and the aggregate gross unrealized depreciation is $134,455,982, resulting in net unrealized appreciation on long- and short-term investments of $155,337,073.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Fund's custody fee was reduced by $131,481 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended December 31, 2001, the Fund recognized expenses of approximately $122,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $202,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $3,737,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $175,200 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., an affiliate of Van Kampen, totaling $371,065.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $2,182,146,900, $1,584,119,449 and
$366,034,765 for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A............................................   136,760,612    $1,037,307,501
  Class B............................................    98,514,052       739,787,846
  Class C............................................    29,021,983       219,035,865
                                                       ------------    --------------
Total Sales..........................................   264,296,647    $1,996,131,212
                                                       ============    ==============
Dividend Reinvestment:
  Class A............................................    12,385,924    $   90,232,071
  Class B............................................     9,099,650        65,406,310
  Class C............................................     1,508,346        10,879,352
                                                       ------------    --------------
Total Dividend Reinvestment..........................    22,993,920    $  166,517,733
                                                       ============    ==============
Repurchases:
  Class A............................................   (46,903,902)   $ (352,216,249)
  Class B............................................   (46,769,505)     (346,513,247)
  Class C............................................    (7,268,102)      (53,811,128)
                                                       ------------    --------------
Total Repurchases....................................  (100,941,509)   $ (752,540,624)
                                                       ============    ==============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $1,406,823,577, $1,125,438,540 and
$189,930,676 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   79,386,001    $  641,993,579
  Class B.............................................   52,594,732       422,038,641
  Class C.............................................   12,058,701        97,609,103
                                                        -----------    --------------
Total Sales...........................................  144,039,434    $1,161,641,323
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................   20,144,638    $  159,361,359
  Class B.............................................   17,723,409       138,469,399
  Class C.............................................    2,202,948        17,254,076
                                                        -----------    --------------
Total Dividend Reinvestment...........................   40,070,995    $  315,084,834
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (37,382,909)   $ (299,436,174)
  Class B.............................................  (52,119,711)     (410,905,516)
  Class C.............................................   (3,879,218)      (30,683,974)
                                                        -----------    --------------
Total Repurchases.....................................  (93,381,838)   $ (741,025,664)
                                                        ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2001 and 2000, 13,394,089 and 20,613,395 Class B Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

For the year ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,780,261 and CDSC on redeemed shares of approximately $2,833,999. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,480,240,613 and $3,171,876,588 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with it's custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................        355
Futures Opened..............................................      5,525
Futures Closed..............................................     (3,659)
                                                                 ------
Outstanding at December 31, 2001............................      2,221
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    The futures contracts outstanding at December 31, 2001, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  S&P 500 Index Futures March 2002 (Current Notional Value
    of $287,300 per contract)...............................      450       $1,442,587
  U.S. Treasury Notes 5-Year Futures March 2002 (Current
    Notional Value of $105,828 per contract)................      620          135,881
                                                                -----       ----------
                                                                1,070        1,578,468
                                                                =====       ==========
Short Contracts:
  U.S. Treasury Bonds Futures March 2002 (Current Notional
    Value of $101,531 per contract).........................      372         (319,478)
  U.S. Treasury Notes 10-Year Futures March 2002 (Current
    Notional Value of $105,141 per contract)................      779         (397,928)
                                                                -----       ----------
                                                                1,151         (717,406)
                                                                =====       ==========
                                                                2,221       $  861,062
                                                                =====       ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001, are payments retained by Van Kampen of approximately $13,807,113, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $210,131.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Equity Income Fund (the "Fund"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2001. For corporate shareholders 65% of the income distributions qualify for the dividends received deduction. Additionally, during the period, the Fund designated and paid $99,801,750 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
25, 125, 225                                                   Member NASD/SIPC.
EQI ANR 2/02                                                     5187B02-AP-2/02